UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2018

COMMERCEHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fuller Road, 6th Floor
Albany, New York 12203
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (518) 810-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On May 21, 2018, pursuant to that certain Agreement and Plan of Merger, dated as of March 5, 2018 (the “Merger Agreement”), by and among CommerceHub, Inc., a Delaware corporation (“CommerceHub”), Great Dane Parent, LLC, a Delaware limited liability company (“Parent”), and Great Dane Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged (the “Merger”) with and into CommerceHub, with CommerceHub continuing as the surviving corporation (the “Surviving Corporation”) and becoming a wholly owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of GTCR LLC (“GTCR”) and Sycamore Partners Management L.P. (“Sycamore”).

Item 1.02. Termination of a Material Definitive Agreement

At the effective time (the “Effective Time”) of the Merger, pursuant to the Merger Agreement, a subsidiary of CommerceHub, as the borrower, terminated its Credit Agreement , dated as of June 28, 2016, by and among such subsidiary, the financial institutions from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information provided in the Introduction section of this Current Report on Form 8-K is incorporated by reference herein.

At the Effective Time of the Merger, pursuant to the Merger Agreement, each outstanding share of CommerceHub’s Series A, Series B and Series C common stock (collectively, the “CommerceHub common stock”) was automatically converted into the right to receive $22.75 in cash, without interest and less any applicable withholding taxes. Each share of CommerceHub common stock held by CommerceHub as treasury stock or owned by Merger Sub or Parent immediately prior to the Effective Time was cancelled without the right to receive any payment with respect thereto. No stockholder demanded appraisal of shares of CommerceHub common stock in accordance with Section 262 of the General Corporation Law of the State of Delaware.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the Merger, CommerceHub notified the NASDAQ Stock Market LLC (“NASDAQ”) of its intent to remove the CommerceHub Series A common stock and the CommerceHub Series C common stock from listing on NASDAQ and requested that NASDAQ file a notice of removal from listing on Form 25 with the SEC to delist such securities. The Surviving Corporation intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the CommerceHub Series A common stock and the CommerceHub Series C common stock under Section 12(b) of the Exchange Act and the suspension of CommerceHub’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders

Pursuant to the Merger Agreement, at the Effective Time, stock options with respect to shares of CommerceHub common stock, whether or not vested and exercisable, that were outstanding and unexercised immediately prior to the Effective Time were automatically cancelled and the holder thereof is entitled to receive an amount in cash equal to the product of (1) the aggregate number of shares of CommerceHub common stock that were issuable upon exercise or settlement of such stock option immediately prior to the effective time and (2) the excess, if any, of $22.75 over the per-share exercise price of such stock option, less applicable tax withholding.

Pursuant to the Merger Agreement, at the Effective Time, the restricted shares of CommerceHub common stock were cancelled, whether or not vested, and the holder is instead entitled to receive an amount in cash equal to $22.75, less any applicable tax withholding.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding restricted stock unit award with respect to shares of CommerceHub common stock (other than the 2018 employee RSU awards (as defined below)) (each, an “accelerated RSU award”), whether or not vested, was automatically cancelled and the holder is instead entitled to receive an amount in cash equal to (1) $22.75 multiplied by (2) the number of shares of CommerceHub common stock subject to such accelerated RSU award, less any applicable tax withholding. As of the Effective Time, each outstanding restricted stock unit award granted in 2018 to an employee (each, a “2018 employee RSU award”) vested with respect to 25% of the restricted stock units subject to such 2018 employee RSU award, with such vested restricted stock units treated in the same manner as the accelerated RSU awards. Each restricted stock unit granted pursuant to a 2018 employee RSU award that did not vest as of the Effective Time was cancelled and converted into a right to receive $22.75 in cash (such rights, a “cash award”). The cash award will vest in 25% installments on each of the first four anniversaries of the grant date of the original 2018 employee RSU award, subject to the holder’s continued employment with the Surviving Corporation through each vesting date.

The information set forth in Item 2.01 above and Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.01. Change in Control of Registrant

The information set forth in the Introduction, Item 2.01 above and Items 5.02 and 5.03 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Merger, all of the directors of CommerceHub resigned from their positions as directors of CommerceHub, effective as of the Effective Time. The directors of CommerceHub did not resign because of a disagreement with CommerceHub on any matter relating to CommerceHub’s operations, policies or practices. The directors of Merger Sub immediately prior to the Effective Time continued as the board of directors of the Company following the Effective Time, and will hold office until their respective successors are duly elected and qualified, or their earlier resignation or removal.

The officers of CommerceHub immediately prior to the Effective Time continued in their respective roles as the officers of CommerceHub immediately following the Effective Time.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Introduction is incorporated herein by reference.

At the Effective Time, (1) the certificate of incorporation of the Surviving Corporation was amended and restated to read in its entirety as set forth on Exhibit B to the Merger Agreement and (2) the bylaws of the Surviving Corporation were amended and restated to read in their entirety as set forth on Exhibit C to the Merger Agreement, each in accordance with the terms of the Merger Agreement.

Copies of the certificate of incorporation of the Surviving Corporation, as amended and restated, and bylaws of the Surviving Corporation, as amended and restated, are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure

On May 21, 2018, CommerceHub, GTCR and Sycamore issued a joint press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of March 5, 2018, by and among Great Dane Parent, LLC, Great Dane Merger Sub, Inc. and CommerceHub, Inc. (incorporated by reference to Exhibit 2.1 to CommerceHub Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 9, 2018)

3.1	Amended and Restated Certificate of Incorporation of CommerceHub

3.2	Amended and Restated Bylaws of CommerceHub

99.1	Press Release, dated May 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018

COMMERCEHUB, INC.

By:	/s/ Douglas Wolfson
Name: Douglas Wolfson
Title: General Counsel and Secretary